UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2012

GREEN ENERGY RENEWABLE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-52438	65-0855736
(State or other jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

2029 Paradise Road

Las Vegas, Nevada 89104

_______________________________________

(Address of principal executive offices)(Zip Code)

702-331-8427

_______________________________

(Registrant’s telephone number, including area code)

Not applicable

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 13, 2011, Green Energy Renewable Solutions, Inc. (the “Company”) sent to the Division of Corporations, Amendment Section, Florida Secretary of State an Amendment specifying a forward split of 1:1 for shareholders of record on June 29, 2012. FINRA approved the forward split on July 27, 2012.

Item 8.01 Other Events

On July 27, 2012, the Financial Industry Regulatory Authority approved Issuer’s 1:1 forward split of its issued and outstanding common stock.

(c) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Energy Renewable Solutions, Inc.

Dated: August 1, 2012	By:	/s/ Gerry Shirren
Gerry Shirren Title: Secretary